Exhibit 99.1

QXO Announces Offering of Senior Notes

GREENWICH, Conn. — June 2, 2026 — QXO, Inc. (NYSE: QXO) (“QXO” or the “Company”) announced today that its wholly owned subsidiary, QXO Building Products, Inc. (the “Issuer”), intends to offer $1.5 billion in Senior Notes due 2031 (the “2031 Notes”) and $1.5 billion in Senior Notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “notes”), subject to market and other conditions.

If the issuance of the notes closes prior to the consummation of previously announced acquisition (the “TopBuild Acquisition”) of TopBuild Corp. (“TopBuild”), the gross proceeds of the offering will be deposited into a segregated escrow account and the notes will be secured on a first-priority basis by the escrow account and the funds held in the escrow account until the consummation of the TopBuild Acquisition (the “Release Date”). The consummation of the TopBuild Acquisition is subject to customary closing conditions, including approval by the shareholders of TopBuild and QXO.

Upon consummation of the TopBuild Acquisition, the notes will be fully and unconditionally guaranteed by each of the Issuer’s wholly-owned domestic restricted subsidiaries that guarantees the Issuer’s senior secured first lien term loan facility and senior secured notes. From and after the Release Date, the notes and related guarantees will be unsecured obligations of the Issuer and subsidiary guarantors.

The Issuer intends to use the proceeds from the offering of the notes, along with borrowings under new term loan facilities, proceeds from Series C Convertible Perpetual Preferred Stock of QXO and available balance sheet cash from QXO and TopBuild, to fund the TopBuild Acquisition and the other transactions contemplated by the related merger agreement, including the repayment or repurchase of TopBuild’s debt and payment of related fees and expenses.

The issuance and sale of the notes and the related guarantees have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and the notes and the related guarantees are being offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy any securities described herein, nor will these securities be sold in any state or other jurisdiction where such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

1

About QXO

QXO, Inc. (NYSE: QXO) is the largest publicly traded distributor of roofing, waterproofing, and related products and the second largest publicly traded distributor of lumber and building materials in North America. QXO is the fastest growing company in the $800 billion building products distribution industry and plans to become the tech-enabled leader by delivering best-in-class customer satisfaction and outsized returns for its shareholders. The company is targeting $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals and the use of proceeds from the offering of the notes, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including the risk that the required shareholder approvals may not be obtained; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed transaction, including the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s filings with the Securities and Exchange Commission (the “SEC”), including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q.

2

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact

Mark Manduca
mark.manduca@qxo.com
203-321-3889

3